                                                                   EXHIBIT 10.30
          THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT
                  Dated as of February 27, 1995

     This Third Amendment to Revolving Credit Agreement (this "Amendment") is dated as of February 27, 1995 by and among Merisel Americas, Inc., a Delaware corporation ("Merisel Americas"), Merisel Europe, Inc., a Delaware corporation ("Merisel Europe") (Merisel Americas and Merisel Europe each referred to herein individually as a "Borrower" and collectively as the "Borrowers"), Merisel, Inc., a Delaware corporation ("Merisel Parent"), as guarantor, the financial institutions listed on the signature pages hereof, Citicorp USA, Inc. as Agent for the Lenders, NationsBank of Texas, N.A. as Co-Agent for the Lenders, and Citibank, N.A. as Designated Issuer, and is made with reference to that certain Revolving Credit Agreement dated as of December 23, 1993 (the "Original Agreement") by and among the parties listed on the signature pages thereof, as amended by the First Amendment dated as of September 29, 1994 (the "First Amendment") by and among the parties listed on the signature pages thereof and as further amended by the Second Amendment dated as of December 1, 1994 (the "Second Amendment") by and among the parties listed on the signature pages thereof; the Original Agreement, the First Amendment and the Second Amendment are hereinafter collectively referred to as the "Existing Agreement." Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Existing Agreement.


                             RECITAL


     The parties hereto have agreed to further amend the Existing
Agreement as hereinafter set forth.

     IN CONSIDERATION of the mutual promises and covenants set forth herein, the parties hereto agree as follows:


SECTION 1.     AMENDMENT TO THE EXISTING AGREEMENT

     1.1 The Existing Agreement is hereby amended by inserting the following definition after the definition of Consolidated in Section 1.01:

          ""Consolidated Adjusted Net Worth" means Consolidated
          Net Worth calculated without giving effect to any foreign currency translation adjustments."

     1.2 The Existing Agreement is hereby amended by deleting in its entirety the proviso at the end of the definition of "Applicable Margin" in Section 1.01 and inserting as follows:

          ";provided, however, that at any time that the Consolidated Debt Equivalents/Capital Ratio of Merisel Parent (as more fully described in Section 7.01(g)) is greater than 0.625:1.00, (i) the Eurodollar Margin shall be 2.0000, (ii) the Commitment Fee shall be 0.5000, (iii) the Commission shall be 2.000 and (iv) the Standby Fee shall be 2.000."

     1.3 The Existing Agreement is hereby amended by replacing the term "Consolidated Net Worth" wherever it appears in Section 7.01(f) with the term "Consolidated Adjusted
          Net Worth".

     1.4 The Existing Agreement is hereby amended by replacing the term "Consolidated Net Worth" wherever it appears in Section 7.01(g) with the term "Consolidated Adjusted
          Net Worth".

     1.5 The Existing Agreement is hereby amended by deleting in its entirety Section 7.01(j) and inserting the following:

          "(j) Maintenance of Borrowers' Interest Coverage Ratio. Maintain, for each period of four consecutive fiscal quarters, a ratio of the aggregate Consolidated EBITDA of both of the Borrowers to the aggregate Consolidated Interest Charges (including such portion of Consolidated Interest Charges as represents interest on intercompany Debt paid to Merisel Parent, and excluding such portion of Consolidated Interest Charges as represents interest on all other intercompany Debt) of both of the Borrowers, of not less than (w) 1.5:1.00, for each of the periods ending March 31, 1995, June 30, 1995 and September 30, 1995, (x) 1.80:1.00, for the
          period ending December 31, 1995, (y) 2.50:1.00, for the period ending March 31, 1996, and (z) 2.75:1.00, after March 31, 1996; provided that, for purposes of this
          Section 7.01(j), in calculating Consolidated EBITDA for the quarter ending

          March 31, 1995 only, Consolidated EBITDA shall be increased by the amount and type of the charges identified in that certain letter dated February 24, 1995 by the Borrowers to the Agent for the Lenders, but in no event in an amount greater than $5,000,000."



     1.6 The Existing Agreement is hereby amended by deleting in its entirety Section 7.01(k) and inserting the following:

          "(k) Maintenance of Merisel Parent's Interest Coverage Ratio. Maintain, for each period of four consecutive fiscal quarters, a ratio of Consolidated EBITDA of Merisel Parent to Consolidated Interest Charges of Merisel Parent, of not less than (w) 1.50:1.00, for each of the periods ending March 31, 1995, June 30, 1995 and September 30, 1995, (x) 1.80:1.00, for the
          period ending December 31, 1995, (y) 2.50:1.00, for the period ending March 31, 1996, and (z) 2.75:1.00, after March 31, 1996; provided that, for purposes of this
          Section 7.01(k), in calculating Consolidated EBITDA for the quarter ending March 31, 1995 only, Consolidated EBITDA shall be increased by the amount and type of the charges identified in that certain letter dated February 24, 1995 from the Borrowers to the Agent for the Lenders, but in no event in an amount greater than $5,000,000."

     1.7 The Existing Agreement is hereby amended by deleting item (g) of paragraph 1 of section E of Exhibit K to the Existing Agreement in its entirety and inserting the following:

          "(g) Charges increasing Consolidated
               EBITDA as permitted under Section
               7.01(j):

               (i)  [charge 1]                    $ ________

               (ii) [charge 2]                    $ ________

               (iii) Total charges                $ ________


          (h)  Merisel Americas' Consolidated
               EBITDA  ((a) + (b) + (c) + (d)
               + (e) + or - (f) + or - [for
               quarter ending March 31, 1995
               only] the lesser of (g) or
               $5,000,000)                        $ _______."

     1.8  The Existing Agreement is hereby amended by deleting
          item 7 of section F of Exhibit K to the Existing
          Agreement in its entirety and inserting the following:

          "6A. Charges increasing Consolidated
               EBITDA as permitted under Section
               7.01(k):

               (i)  [charge 1]                    $ ________

               (ii) [charge 2]                    $ ________

               (iii) Total charges                $ ________


          7.   Merisel Americas' Consolidated
               EBITDA  (1 + 2 + 3 + 4 + 5 + or
               - 6 + or - [for quarter ending
               March 31, 1995 only] the lesser
               of 6A or $5,000,000)               $ ________."



SECTION 2.     CONDITIONS TO EFFECTIVENESS

     This Amendment shall become effective upon the satisfaction of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Amendment
Effective Date"): (i) the execution of this Amendment by the Borrowers, Merisel Parent and the Majority Lenders in accordance with Section 11.01 of the Existing Agreement; (ii) a Consent and
Acknowledgement in the form of Annex A hereto executed by Merisel
Canada; (iii) the delivery by the Borrowers and Merisel Parent to the Lenders (or to the Agent with sufficient originally executed copies, where appropriate, for each Lender) of (a) certified resolutions of their respective Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, (b) signature and incumbency certificates of the officers executing this Amendment, and (c) executed copies of this Amendment; (iv) on or before the Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Agent, acting on behalf of the Lenders, and their counsel shall be satisfactory in form and substance to the Agent and such counsel, and the Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as the Agent may reasonably request; (v) on or before the Amendment Effective Date, the Borrowers shall have paid all fees and expenses of the Agent in connection with the negotiation, preparation and execution of this Amendment; (vi) on or before the Amendment Effective Date, the Borrowers shall have paid to each Lender that shall have executed and delivered to the Agent by 9:00 a.m. (Los Angeles time) on February 27, 1995, signature pages to this Amendment, a consent fee in an amount equal to 0.20% of such Lender's Commitment; and (vii) on or before the Amendment Effective Date, the Borrowers shall have delivered to the Agent on behalf of the Lenders that certain letter dated February 24, 1995.


SECTION 3.     REPRESENTATIONS AND WARRANTIES OF THE BORROWERS
               AND MERISEL PARENT

     In order to induce the Lenders to enter into this Amendment and to amend the Existing Agreement in the manner provided herein, the Borrowers and Merisel Parent represent and warrant to each Lender that the following statements are true, correct and complete:

Corporate Power and Authority

     Each Borrower and Merisel Parent has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its respective obligations under, the Existing Agreement as amended by this Amendment (the "Amended Agreement").

Authorization of Agreements

     The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action by each Borrower and Merisel
Parent.

No Conflict

     The execution and delivery by each Borrower and Merisel Parent of this Amendment and the performance by each Borrower and Merisel Parent of the Amended Agreement do not and will not (i) violate any provision of law, rule or regulation applicable to the Borrowers, Merisel Parent or any of their respective Subsidiaries, the Certificate of Incorporation or bylaws of the Borrowers, Merisel Parent or any of their respective Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of the Borrowers, Merisel Parent or any of their respective Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of their properties or assets, or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of the Borrowers, Merisel Parent or any of their respective Subsidiaries.

Governmental Consents

     The execution and delivery by the Borrowers and Merisel
Parent and the performance by the Borrowers and Merisel Parent of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental authority or regulatory body or other Person.

Binding Obligation

     This Amendment and the Amended Agreement are the legally valid and binding obligation of the Borrowers and Merisel Parent, enforceable against each of them in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

Incorporation of Representations and Warranties From Existing
Agreement

     The representations and warranties contained in Article VI of the Existing Agreement are and will be true, correct and complete in all material respects on and as of the effective date of this Amendment to the same extent as though made on and as of that date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

Absence of Default

     No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment which would constitute an Event of Default, or an event that with the passage of time, the giving of notice or both would constitute an Event of Default.


SECTION 4.     MISCELLANEOUS

     Reference to and Effect on the Existing Agreement and the Other Loan Documents

     (i) On and after the effective date of this Amendment, each reference in the Existing Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the Existing Agreement, and each reference in the other Loan Documents to the "Revolving Credit Agreement", "thereunder", "thereof" or words of like import referring to the

Existing Agreement shall mean and be a reference to the Existing
Agreement as amended by this Amendment.

     (ii) Except as specifically amended by this Amendment, the Existing Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Existing Agreement or any of the other Loan Documents.

Execution and Counterparts

     This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

Headings

     Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

Applicable Law

     THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
HERETO AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE
UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

          IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Revolving Credit Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                        THE BORROWERS

                              MERISEL AMERICAS, INC.


                                By:______________________________
                                   Name:
                                   Title:

                              MERISEL EUROPE, INC.


                               By:_______________________________
                                   Name:
                                   Title:

                                   THE PARENT GUARANTOR

                              MERISEL, INC.


                                By:______________________________
                                   Name:
                                   Title:


                                        THE AGENT

                              CITICORP USA, INC., as Agent


                                By:______________________________
                                   Name:
                                   Title:


                                        THE CO-AGENT

                              NATIONSBANK OF TEXAS, N.A., as Co-Agent


                                By:______________________________
                                   Name:
                                   Title:


                                   THE DESIGNATED ISSUER

                              CITIBANK, N.A., as Designated Issuer


                                By:______________________________
                                   Name:
                                   Title:


                                        THE LENDERS

                              CITICORP USA, INC.


                                By:_______________________________
                                   Name:
                                   Title:


                              NATIONSBANK OF TEXAS, N.A.


                                By:______________________________
                                   Name:
                                   Title:


                              UNION BANK


                                By:______________________________
                                   Name:
                                   Title:

                                By:______________________________
                                   Name:
                                   Title:


                              THE LONG-TERM CREDIT BANK OF JAPAN,
                              LTD., LOS ANGELES AGENCY


                                By:______________________________
                                   Name:
                                   Title:

                             THE INDUSTRIAL BANK OF JAPAN,
                             LIMITED, LOS ANGELES AGENCY


                             By:________________________________
                                Name:
                                Title:


                             FIRST UNION NATIONAL BANK
                             OF NORTH CAROLINA


                             By:______________________________
                                Name:
                                Title:


                             NBD BANK


                             By:______________________________
                                Name:
                                Title:


                             WESTDEUTSCHE LANDESBANK
                             GIROZENTRALE, NEW YORK AND CAYMAN
                             ISLANDS BRANCHES


                             By:______________________________
                                Name:
                                Title:


                             By:______________________________
                                Name:
                                Title:


                             THE DAIWA BANK, LTD.


                             By:______________________________
                                Name:
                                Title:


                             By:______________________________
                                Name:
                                Title:


                             COMMERZBANK AG, LOS ANGELES BRANCH


                             By:______________________________
                                Name:
                                Title:

                             ANNEX A

                   CONSENT AND ACKNOWLEDGEMENT



          The undersigned hereby consents to the terms of the Third Amendment to Revolving Credit Agreement dated as of February 27, 1995 (the "Amendment") with respect to the Revolving Credit Agreement dated as of December 23, 1993 (as amended, the "Credit Agreement") among Merisel Americas, Inc. and Merisel Europe, Inc. as Borrowers, Merisel, Inc. as Guarantor, the Lenders party thereto, Citicorp USA, Inc. as Agent, NationsBank of Texas, N.A. as Co-Agent and Citibank, N.A. as Designated Issuer, and hereby confirms and agrees that each Loan Document executed by the undersigned pursuant to and as defined in the Credit Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, on and after the effective date of the Amendment, each reference in each such Loan Document to "the Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by the Amendment.

                              MERISEL CANADA, INC.


                              By: ________________________

                              Title: _____________________

Dated:  February __, 1995